Exhibit 99.1

Pacific Capital Bancorp Reports Net Income of $20.8 Million in Fourth Quarter 2010

SANTA BARBARA, Calif.--(BUSINESS WIRE)--February 9, 2011--Pacific Capital Bancorp (Nasdaq: PCBC), a community bank holding company, reported net income of $20.8 million, or $0.66 per diluted share for the three months ended December 31, 2010, and $25.7 million, or $0.83 per diluted share, for the four months since the closing of the $500 million investment from a wholly-owned subsidiary of Ford Financial Fund, L.P. on August 31, 2010.

“We are pleased with the results Pacific Capital Bancorp has achieved over the past four months,” said Carl B. Webb, Chief Executive Officer. “Following the completion of our recapitalization transactions, we have resumed our position as the premier community banking franchise along the Central Coast of California. We have returned to the basic community banking principles that this franchise was built upon, and we are now in a position to fully serve the financial services needs of our customers with a broad array of lending, depository and wealth management products and services.”

During the fourth quarter of 2010, Pacific Capital Bancorp completed its shareholders rights offering, raising gross proceeds of $76.4 million, and completed its 1-for-100 reverse stock split of its common stock, reducing the current number of outstanding shares from approximately 3.29 billion to approximately 32.9 million (without giving effect to the treatment of fractional shares) bringing the Company’s book value per share to $19.53 at December 31, 2010.

Pacific Capital Bancorp and its wholly-owned banking subsidiary, Pacific Capital Bank, N.A. (the “Bank”), exceed the ratios required to be considered ”well capitalized” under generally applicable regulatory guidelines, as well as capital levels that the Bank is required to meet under its agreement with the Office of the Comptroller of the Currency. Tier 1 leverage capital ratios were 9.2% and 10.3% and total risk-based capital ratios were 14.6% and 16.4% at December 31, 2010, for the Bank and Company, respectively.

Impact of Push Down Accounting

On August 31, 2010, a wholly-owned subsidiary of Ford Financial Fund, L.P. became the majority owner of the Company through a $500 million investment. As a result of this change in control, the Company was required to account for this transaction using the acquisition method of accounting and applied “push down accounting” based on authoritative accounting guidance. Accordingly, the Company was required to allocate the aggregate purchase price of $500 million to the assets, liabilities and non-controlling interests of the Company based on their respective fair values. This included recording the Company’s loan portfolio at fair value under “purchased credit-impaired loan” accounting guidance. Fair value is calculated based on discounted estimated future expected cash flows. This accounting allows future credit losses related to the purchased loan portfolio to be brought forward by reducing the carrying value of the loans as part of push down accounting. Authoritative accounting guidance also requires that the statements of financial position and results of operations from periods prior to the transaction be labeled as the predecessor company and periods subsequent to the transaction be labeled as the successor company.

Statement of Operations

Net interest income was $54.0 million and $72.2 million for the three and four months ended December 31, 2010, respectively. Net interest margin was 3.75% for the same respective periods. The improvement in net interest margin from prior periods is primarily the result of the fair valuation of interest-earning assets and interest-bearing liabilities, the repricing of higher interest bearing deposits, and the purchase of investment securities with available cash.

The Company recorded provision for loan losses of $535,000 and $590,000 for the three and four months ended December 31, 2010, respectively, which related only to loans originated subsequent to the closing of the investment on August 31, 2010. The Company expects provision for loan losses to increase in 2011 as it expands loan originations.

Noninterest income was $16.1 million and $20.1 million for the three and four months ended December 31, 2010, respectively. The improvements in noninterest income are primarily from the gains on sales of loans and other real estate owned.

Noninterest expense was $48.7 million and $65.9 million for the three and four months ended December 31, 2010, respectively. Noninterest expense trended lower due to a decrease in employee head count, a reduction in occupancy expense and lower depreciation expense. The Company expects noninterest expense to increase in 2011 due to future investments in technology and personnel.

Annual Report on Form 10-K

The Company intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2010 on or before March 31, 2011. This report can be accessed at the Securities and Exchange Commission’s website, www.sec.gov. Shortly after filing, it is also available free of charge at the Company’s website, www.pcbancorp.com or by contacting the Company’s Investor Relations Department.

About Pacific Capital Bancorp

Pacific Capital Bancorp, with $6.1 billion in assets, is the parent company of Pacific Capital Bank, N.A., a nationally chartered bank that is headquartered in Santa Barbara and operates 47 branches throughout the Central Coast of California. The Company’s website is www.pcbancorp.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward‐looking statements to be covered by the safe harbor provisions for forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. The Company cautions you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, and with reference to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 5, 2010, and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward‐looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

Pacific Capital Bancorp
Consolidated Balance Sheets
(in thousands)

	Successor Company		Predecessor Company
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Assets
Cash and due from banks	$45,820	$49,741	$50,840	$20,013	$45,593
Interest bearing demand deposits in other financial institutions	450,044	844,919	1,331,674	1,109,927	878,823
Trading assets	—	—	4,640	5,286	5,403
Investment securities	1,278,100	869,074	825,958	944,539	1,153,687
Loans held for sale	16,512	25,570	17,300	26,629	19,211
Loans held for investment	3,761,517	3,948,217	4,603,829	4,887,138	5,166,431
Allowance for loan and lease losses	(520)	(55)	(276,900)	(283,412)	(272,852)
Net loans held for investment	3,760,997	3,948,162	4,326,929	4,603,726	4,893,579
Goodwill and other intangible assets	93,700	99,418	7,892	8,641	9,289
Premises and equipment, net	71,465	74,904	64,654	68,304	71,934
FHLB and other investments	84,235	79,405	82,112	84,774	84,777
Other assets	284,675	303,976	313,455	311,468	304,701
Assets from discontinued operations	—	—	100,772	185,812	75,258
Total assets	$6,085,548	$6,295,169	$7,126,226	$7,369,119	$7,542,255

Liabilities
Deposits:
Noninterest bearing demand deposits	$1,099,260	$1,105,773	$1,021,836	$1,051,008	$1,076,916
Interest bearing deposits:
NOW accounts	936,728	882,289	925,335	963,770	938,336
Money market deposit accounts	314,362	278,219	274,386	268,153	287,271
Other savings deposits	434,897	370,985	356,385	372,132	353,712
Time deposits	2,121,541	2,523,515	2,696,262	2,762,898	2,717,584
Total interest bearing deposits	3,807,528	4,055,008	4,252,368	4,366,953	4,296,903
Total deposits	4,906,788	5,160,781	5,274,204	5,417,961	5,373,819

Securities sold under agreements to repurchase and Federal funds purchased	321,237	325,143	308,255	316,808	322,131
Long-term debt and other borrowings	117,184	121,516	1,118,657	1,076,951	1,311,828
Other liabilities	97,656	110,242	100,840	92,209	94,616
Liabilities from discontinued operations	—	—	100,772	185,812	75,258
Total liabilities	5,442,865	5,717,682	6,902,728	7,089,741	7,177,652

Shareholders' equity	642,683	577,487	223,498	279,378	364,603
Total liabilities and shareholders' equity	$6,085,548	$6,295,169	$7,126,226	$7,369,119	$7,542,255

Pacific Capital Bancorp
Consolidated Statements of Operations
(dollars and shares in thousands, except per share amounts)

	Successor Company		Predecessor Company
	Three Months	Four Months	Eight Months	Three Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	August 31,	December 31,	December 31,
	2010	2010	2010	2009	2009
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest income
Loans	$56,496	$76,878	$166,581	$70,920	$303,057
Trading assets	—	—	143	70	5,131
Investment securities	5,343	6,872	20,052	9,919	42,759
Other	733	990	2,924	656	2,325
Total interest income	62,572	84,740	189,700	81,565	353,272
Interest expense
Deposits	4,374	6,754	46,510	18,490	83,629
Securities sold under agreements to repurchase and Federal funds purchased	1,452	1,771	5,392	2,116	10,127
Long-term debt and other borrowings	2,721	4,043	28,426	12,807	59,885
Total interest expense	8,547	12,568	80,328	33,413	153,641
Net interest income	54,025	72,172	109,372	48,152	199,631
Provision for loan losses	535	590	171,583	37,639	352,398
Net interest income/(loss) after provision for loan losses	53,490	71,582	(62,211)	10,513	(152,767)
Noninterest income
Service charges and fees	5,783	7,579	14,901	6,311	24,884
Trust and investment advisory fees	5,128	6,743	14,035	5,390	21,247
(Loss)/gain on securities, net	(1)	(32)	5,667	10,729	10,970
Other	5,146	5,782	1,194	(1,557)	460
Total noninterest income	16,056	20,072	35,797	20,873	57,561
Noninterest expense
Goodwill impairment	—	—	—	—	128,710
Salaries and employee benefits	21,047	28,128	58,816	23,530	103,228
Net occupancy expense	5,693	7,711	15,494	7,421	26,214
Other	21,995	30,045	75,653	21,623	122,089
Total noninterest expense	48,735	65,884	149,963	52,574	380,241
Income/(loss) before income tax benefit	20,811	25,770	(176,377)	(21,188)	(475,447)
Income tax benefit	—	—	(4,742)	(5,278)	(18,823)
Net income/(loss) from continuing operations	20,811	25,770	(171,635)	(15,910)	(456,624)
(Expense)/income from discontinued operations, net of tax	(25)	(26)	(1,429)	(1,548)	35,363
Gain on sale of discontinued operations, net of tax	—	—	8,160	—	—
(Expense)/income from discontinued operations, net	(25)	(26)	6,731	(1,548)	35,363
Net income/(loss)	20,786	25,744	(164,904)	(17,458)	(421,261)
Dividends and accretion on preferred stock	—	—	6,938	2,544	9,996
Net income/(loss) applicable to common shareholders	$20,786	$25,744	$(171,842)	$(20,002)	$(431,257)

Income/(loss) from continuing operations:
Basic	$0.68	$1.02	$(359.07)	$(34.07)	$(977.78)
Diluted	$0.66	$0.83	$(359.07)	$(34.07)	$(977.78)
Income/(expense) from discontinued operations:
Basic	$—	$—	$14.08	$(3.31)	$75.72
Diluted	$—	$—	$14.08	$(3.31)	$75.72
Income/(loss) applicable to common shareholders per share:
Basic	$0.68	$1.02	$(359.50)	$(42.83)	$(923.46)
Diluted	$0.66	$0.83	$(359.50)	$(42.83)	$(923.46)
Average number of common shares - basic	30,463	25,340	478	467	467
Average number of common shares - diluted	31,354	31,113	478	467	467
Dividends declared per common share	$—	$—	$—	$—	$11.00

Pacific Capital Bancorp
Consolidated Average Balances and Annualized Yields (unaudited)

	Successor Company
	For the Three Months Ended December 31, 2010			For the Four Months Ended December 31, 2010
	Average Balance	Income	Rate	Average Balance	Income	Rate
(dollars in thousands)
Assets
Interest bearing demand deposits in other financial institutions	$667,507	$406	0.24%	$740,199	$599	0.24%
Investment securities available for sale:
Taxable	881,847	3,166	1.42%	825,991	3,976	1.44%
Non-taxable (1)	213,283	2,177	4.08%	214,987	2,896	4.04%
Total securities	1,095,130	5,343	1.94%	1,040,978	6,872	1.98%
Loans: (2)
Commercial	490,811	4,578	3.70%	502,650	7,655	4.56%
Real estate - commercial (3)	2,101,915	35,501	6.76%	2,114,527	46,812	6.64%
Real estate - residential 1 to 4 family	1,194,706	15,305	5.12%	1,202,802	20,860	5.20%
Consumer	79,801	1,112	5.53%	80,422	1,551	5.77%
Total loans, gross	3,867,233	56,496	5.84%	3,900,401	76,878	5.91%
Other interest earning assets	82,364	327	1.58%	81,636	391	1.43%
Total interest earning assets	5,712,234	62,572	4.38%	5,763,214	84,740	4.41%
Noninterest earning assets	520,993			519,755
Total assets	$6,233,227			$6,282,969

Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$1,623,480	1,335	0.33%	$1,605,435	1,821	0.34%
Time certificates of deposit	2,333,723	3,039	0.52%	2,379,972	4,933	0.62%
Total interest bearing deposits	3,957,203	4,374	0.44%	3,985,407	6,754	0.51%
Borrowed funds:
Securities sold under agreements to repurchase and Federal funds purchased	325,002	1,452	1.77%	325,442	1,771	1.63%
Other borrowings	115,127	2,721	9.38%	145,611	4,043	8.31%
Total borrowed funds	440,129	4,173	3.76%	471,053	5,814	3.69%
Total interest bearing liabilities	4,397,332	8,547	0.77%	4,456,460	12,568	0.85%
Noninterest bearing demand deposits	1,116,768			1,112,944
Other noninterest bearing liabilities	106,723			109,607
Shareholders' equity	612,404			603,958
Total liabilities and shareholders' equity	$6,233,227			$6,282,969

Net interest spread			3.61%			3.56%

Net interest income/margin		$54,025	3.75%		$72,172	3.75%

(1)	Because of the Company's tax position, the yield on tax exempt investments is not reported on a tax equivalent basis.
(2)	Nonaccrual loans are included in loan balances. Interest income includes related fee income.
(3)	Commercial real estate loans include multi-family residential real estate loans.

Pacific Capital Bancorp
Consolidated Average Balances and Annualized Yields (unaudited)

	Predecessor Company
	For the Eight Months Ended August 31, 2010			For the Twelve Months Ended December 31, 2009
	Average Balance	Income	Rate	Average Balance	Income	Rate
(dollars in thousands)
Assets
Interest bearing demand deposits in other financial institutions	$1,030,268	$2,241	0.33%	$603,223	$1,635	0.27%
Federal funds sold	—	—	—	329	1	0.30%
Securities:
Trading assets	4,998	143	4.30%	106,623	5,131	4.81%
Investment securities available for sale:
Taxable	737,155	12,325	2.51%	854,005	27,968	3.27%
Non-taxable (1)	238,375	7,727	4.86%	306,547	14,791	4.83%
Total securities	980,528	20,195	3.09%	1,267,175	47,890	3.78%
Loans: (2)
Commercial	820,380	24,034	4.40%	1,088,847	49,778	4.57%
Real estate - commercial (3)	2,511,673	90,159	5.38%	2,785,416	158,558	5.69%
Real estate - residential 1 to 4 family	935,245	33,438	5.36%	1,086,122	62,798	5.78%
Consumer	574,519	18,950	4.95%	632,350	31,923	5.05%
Total loans, gross	4,841,817	166,581	5.16%	5,592,735	303,057	5.42%
Other interest earning assets	83,364	683	1.23%	80,382	689	0.86%
Total interest earning assets	6,935,977	189,700	4.10%	7,543,844	353,272	4.68%
Noninterest earning assets	216,057			381,358
Total assets from discontinued operations	225,897			668,428
Total assets	$7,377,931			$8,593,630

Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$1,591,632	4,607	0.43%	$1,849,045	13,788	0.75%
Time certificates of deposit	2,706,043	41,903	2.33%	2,580,600	69,841	2.71%
Total interest bearing deposits	4,297,675	46,510	1.63%	4,429,645	83,629	1.89%
Borrowed funds:
Securities sold under agreements to repurchase and Federal funds purchased	314,009	5,392	2.58%	336,434	10,127	3.01%
Other borrowings	1,127,676	28,426	3.79%	1,441,866	59,885	4.15%
Total borrowed funds	1,441,685	33,818	3.53%	1,778,300	70,012	3.93%
Total interest bearing liabilities	5,739,360	80,328	2.11%	6,207,945	153,641	2.47%
Noninterest bearing demand deposits	1,020,775			1,003,647
Other noninterest bearing liabilities	103,257			113,612
Total liabilities from discontinued operations	225,897			668,428
Shareholders' equity	288,642			599,998
Total liabilities and shareholders' equity	$7,377,931			$8,593,630

Net interest spread			1.99%			2.21%

Net interest income/margin		$109,372	2.37%		$199,631	2.65%

(1)	Because of the Company's tax position, the yield on tax exempt investments is not reported on a tax equivalent basis.
(2)	Nonaccrual loans are included in loan balances. Interest income includes related fee income.
(3)	Commercial real estate loans include multi-family residential real estate loans.

Pacific Capital Bancorp
Key Financial Ratios (unaudited)
(dollars and shares in thousands, except per share amounts)

	Successor Company	Predecessor Company
	Three Months	Three Months
	Ended	Ended
	December 31,	December 31,
	2010	2009

Financial Ratios, Consolidated:
Return on average equity	13.47%	—
Return on average assets	1.32%	—

Financial Ratios, PCBNA:
Return on average equity	14.13%	—
Return on average assets	1.39%	—

	Successor Company	Predecessor Company
	December 31,	December 31,
	2010	2009

Capital Ratios, Consolidated:
Tier 1 leverage ratio	10.31%	5.34%
Tier 1 risk-based capital ratio	16.07%	7.81%
Total risk-based capital ratio	16.38%	10.40%

Capital Ratios, PCBNA:
Tier 1 leverage ratio	9.17%	5.51%
Tier 1 risk-based capital ratio	14.26%	8.09%
Total risk-based capital ratio	14.58%	10.69%

Book value per share of common stock:
Shares of common stock outstanding	32,901	467
Book value per share of common stock	$19.53	$401.92
Tangible book value per share of common stock	$16.69	$382.04

CONTACT:
Pacific Capital Bancorp
Debbie Whiteley, (805) 884-6680
debbie.whiteley@pcbancorp.com